                                                                 Exhibit 24


                                       MMIHC
                     Midwest Medical Insurance Holding Company
                        6600 France Avenue South, Suite 245
                            Minneapolis, MN  55435-1891
              PH. (612) 922-5445 or 1-800-328-5532  FAX (612) 922-7323




                                 POWER OF ATTORNEY





I, /s/ Tom Throckmorton, M.D., do hereby constitute and appoint David P. Bounk, my attorney in fact for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.




Dated:  April 1, 1998                        /s/ Tom Throckmorton, M.D.
                                        -----------------------------------

                                                                 Exhibit 24


                                        MMIHC
                      Midwest Medical Insurance Holding Company
                         6600 France Avenue South, Suite 245
                             Minneapolis, MN  55435-1891
               PH. (612) 922-5445 or 1-800-328-5532  FAX (612) 922-7323




                                  POWER OF ATTORNEY




I, /s/ William J. McMillan, Jr., do hereby constitute and appoint David P. Bounk, my attorney in fact for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.




Dated:  April 18, 1998                       /s/ William J. McMillan, Jr.
                                        -----------------------------------

                                                                 Exhibit 24


                                        MMIHC
                      Midwest Medical Insurance Holding Company
                         6600 France Avenue South, Suite 245
                             Minneapolis, MN  55435-1891
               PH. (612) 922-5445 or 1-800-328-5532  FAX (612) 922-7323




                                  POWER OF ATTORNEY




I, /s/ Russel Kuzel, do hereby constitute and appoint David P. Bounk, my attorney in fact for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.




Dated:  January 26, 1998                     /s/ Russel Kuzel
                                        -----------------------------------